UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of
             Report (Date of earliest event reported): June 30, 2005

                            TREE TOP INDUSTRIES, INC.
                          (FORMERLY GOHEALTH MD, INC.)
             (Exact name of registrant as specified in its charter)

     Nevada                        001-10382                   83-0250943
     ------                        ---------                   ----------
(State or other jurisdiction      (Commission                (IRS Employer
 of incorporation)                File Number)            Identification No.)

                        666 Fifth Avenue, Suite 300
                             New York, New York
                  (Address of principal executive offices)

                                 (775) 261-3728
              (Registrant's telephone number, including area code)

                                 -----------
          (Former name or former address, if changed since last report)

Item 8.01 Other Events

On June 30, 2005, the board of directors of the Registrant voted to approve a one hundred for one reverse stock split. They based this decision on their belief that the reverse split would enhance the Company's ability to attract a merger or acquisition candidate as well as increase the effective marketability of common stock to institutional buyers and to enhance the liquidity of the common stock so that the Company can better access capital markets. This reverse stock split reduced the number of Registrant's issued and outstanding common shares from 25,279,117 to 252,791 common shares. The Company had 643 shareholders of record.


                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     TREE TOP INDUSTRIES, INC.
                                     (Registrant)

                                     By: /s/ David Reichman
                                     ------------------------------------
                                     David Reichman, CEO, Chairman,
                                     Principal Financial  Officer, and
                                     Director

Date:  June 30, 2005